UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of report (earliest event reported): July 9, 2007

                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       ------------------------                   -------------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a).  Amendments to Articles of Incorporation or Bylaws;
               Change in Fiscal Year.

         On July 9, 2007, the Registrant filed with the Bermuda Registrar of Companies an amended version of its memorandum of association (its principal charter document), which amendment became effective upon its filing. This amendment had been confirmed and approved by the Registrant's shareholders at the 2007 annual general meeting of shareholders on June 15, 2007.

         Until recently, Bermuda law required that the Registrant's objects and powers be set out in detail in its memorandum of association. Recent amendments to the Bermuda Companies Act, 1981 permit a Bermuda company such as the Registrant to eliminate all its enumerated objects and powers from its memorandum of association and to replace them with a brief comprehensive powers provision.

         The Registrant's amended memorandum of association is being filed as
Exhibit 3.1 to this report. Clause 7 of the Registrant's amended memorandum of association

          o simplifies its memorandum of association consistent with present day corporate practice,

          o confirms the Registrant's right to engage in any business in which Bermuda companies may lawfully engage, and

          o reduces the risk of the Registrant's conducting its business ultra vires, that is, beyond the power conferred on the Registrant by Bermuda law or the Registrant's charter documents.

         Although the board of directors has no present plan for the Registrant to engage in any new line of business, management believes that the Registrant's rights should not be limited in any way by an outmoded provision of corporate law, and that the Registrant should have the full measure of rights authorized by the recent amendments to the Bermuda Companies Act, 1981 to engage in any lawful business.

Item 9.01      Financial Statements and Exhibits.

               (d) Exhibits:


               Exhibit Number               Description of Exhibit
               --------------               ----------------------

               3.1 Memorandum of Association and Certificate of Incorporation of Orient-Express Hotels Ltd., as amended effective July 9, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ORIENT-EXPRESS HOTELS LTD.



Date: July 9, 2007             By:  /s/ Edwin S. Hetherington
                                   --------------------------
                                   Edwin S. Hetherington
                                   Vice President, General Counsel and Secretary






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                                    EXHIBIT INDEX


         Exhibit Number                Description of Exhibit
         --------------                ----------------------

         3.1 Memorandum of Association and Certificate of Incorporation of Orient-Express Hotels Ltd., as amended effective July 9, 2007.